GATEWAY FUND

SUPPLEMENT DATED FEBRUARY 5, 2008
TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2007

The following material supplements the Statement of Additional Information dated May 1, 2007, for the Gateway Fund (the “Fund”), a series of The Gateway Trust (the “Trust”).

Effective February 5, 2008, State Street Bank and Trust Company replaced U.S. Bank N.A. as custodian for the Gateway Fund. Accordingly, the section entitled “Custodian” in the Statement of Additional Information is amended to state the following:

Custodian

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111, acts as custodian of the Trust’s assets (the “Custodian”). Under the Custody Agreement with the Fund, the Custodian holds the Fund’s securities and keeps all necessary accounts and records. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.